UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2012

GraphOn Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1901 S. Bascom Avenue, Suite 660	95008
Campbell, CA
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
In connection with the limited beta release by hopTo Inc, a wholly owned subsidiary of GraphOn Corporation (the “Registrant”), of its new hopTo mobile productivity app, the Registrant is providing a slide-show summary of product and marketing information about hopTo.  The slide show is expected to be accessible shortly at the GraphOn website: www.graphon.com.  A copy of the information in the slide show is attached hereto as Exhibit 99.1.

On December 10, 2012, hopTo Inc. issued a press release announcing the limited beta release of the hopTo product. A copy of the press release is set forth as Exhibit 99.2 and is incorporated hereto by reference.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of December 10, 2012, and the Registrant does not assume any obligation to update such information in the future.

Safe Harbor Statement

The slide show and press release contain statements that are forward looking as that term is defined by the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ significantly from those described in the forward looking statements.  Factors that may cause such a difference include the following: the success of our new products depends on a number of factors including market acceptance and our ability to manage the risks associated with new product introduction and developing and marketing new versions of the product; our revenue could be adversely impacted if any of our significant customers reduces its order levels or fails to order during a reporting period; and other factors, including those set forth under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011, and in other documents we have filed with the SEC.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

99.1	Presentation of hopTo Inc., as of December 10, 2012.

99.2	Press Release of hopTo Inc. dated December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GraphOn Corporation

Dated: December 10, 2012	By:	/s/ Robert Dixon

Robert Dixon

Interim Chief Financial Officer